FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 29, 2016 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”) and OrbiMed Royalty Opportunities II, LP, a Delaware limited partnership (“Royalty Opportunities”).

WHEREAS, the Borrower, ROS and Royalty Opportunities are party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 25, 2016 and that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2016 (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                        Amendments to Section 1.1.

(a)               Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“Initial Commitment” means, with respect to each Lender, its obligations (if any) to make New Loans hereunder on the Restatement Date.

“Tranche A Closing Date” means July 29, 2016.

“Tranche A Commitment” means, with respect to the Tranche A Lender, its obligations (if any) to make the Tranche A Loan hereunder on the Tranche A Closing Date.

“Tranche A Commitment Amount” means $1,000,000 in the aggregate. The Tranche A Commitment Amount of ROS is $638,333 and the Tranche A Commitment Amount of Royalty Opportunities is $361,667.

“Tranche A Commitment Termination Date” means the earliest to occur of (i) the Tranche A Closing Date (immediately after the making of the Tranche A Loan on such date) and (ii) July 30, 2016, if the Tranche A Loan shall not have been made hereunder prior to such date.

“Tranche A Loan” is defined in Section 2.1.

(b)               The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

“Commitment” means (i) the Initial Commitment and (ii) the Tranche A Commitment.

(c)               The definition of “Loans” in Section 1.1 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

“Loans” means (i) the Continuing Loans, (ii) the New Loans and (iii) the Tranche A Loan.

3.                  Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.1 Restatement Date and Tranche A Closing Date Transactions. Subject to the terms and conditions set forth herein, (a) the Continuing Lender will continue as a Lender under this Agreement holding on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth as a Continuing Loan opposite the name of such Lender on Schedule 2.1, (b) each Lender having an Initial Commitment as set forth in Schedule 2.1 agrees to make a New Loan to the Borrower on the Restatement Date in a principal amount equal to its Initial Commitment, with the result that each Lender will hold on the Restatement Date, after giving effect to the transactions provided for herein, Loans in the amount set forth opposite its name on Schedule 2.1 and (c) each agrees to make a term loan (the “Tranche A Loan”) to the Borrower on the Tranche A Closing Date in an amount equal to (but not less than) the Tranche A Commitment Amount of such Lender. Amounts paid or prepaid in respect of Loans may not be reborrowed. The Initial Commitment of the Lenders shall expire at 5:00 p.m., New York City time, on the Restatement Date. The Tranche A Commitment of each Lender shall expire at 5:00 p.m., New York City time, on the Tranche A Closing Date.”

4.                  Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.2 Loans and Borrowing. Each Loan outstanding on the Restatement Date or the Tranche A Closing Date, after giving effect to the transactions provided for in Section 2.1, shall be part of a borrowing consisting of Loans held ratably by the Lenders in accordance with the percentages that their respective Loans bear to the aggregate principal amount of the outstanding Loans. The failure of any Lender having a Commitment to make any New Loan or Tranche A Loan required to be made by it on the Restatement Date or Tranche A Closing Date (as applicable) shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make New Loans or Tranche A Loans as required.”

5.                  Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.3 Borrowing Procedure. The Borrower may irrevocably request that the New Loans be made by delivering to the Administrative Agent a Loan Request on or before 10:00 a.m. on the Restatement Date. The Borrower may irrevocably request that the Tranche A Loan by made by delivering to the Administrative Agent a Loan Request on or before 10:00 a.m. on the Tranche A Closing Date.”

6.                  Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.4 Funding. After receipt of the Loan Request for the New Loans or the Tranche A Loans, the Lenders shall, on the Restatement Date or on the Tranche A Closing Date (as applicable) and subject to the terms and conditions hereof, make the requested proceeds of the New Loans or the Tranche A Loans (as applicable) available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.”

7.                  Amendment to Section 2.5. Section 2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 2.5 Reduction of the Commitment Amounts. The Commitment Amount shall automatically and permanently be reduced to zero on the Commitment Termination Date. The Tranche A Commitment Amount shall automatically and permanently be reduced to zero on the Tranche A Commitment Amount Termination Date.”

8.                  Conditions to Effectiveness of Amendment. This Amendment shall become effective upon:

(a)               receipt by the Borrower and the Administrative Agent of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Borrower and the Administrative Agent; and

(b)               the receipt by the Administrative Agent, from Holdings, the Borrower and each Subsidiary party to a Loan Document, of a certificate, dated as of the Amendment Closing Date, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to (i) resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby; (ii) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and (iii) the full force and validity of each Organic Document of such Person and copies thereof; upon which certificates the Administrative Agent may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

9.                  Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

10.              Representations and Warranties. The Borrower represents and warrants to each Lender as follows:

(a)               After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)               After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

11.              No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

12.              Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)               WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(a)               RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR

(b)               MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

13.              Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC., as the Borrower

By: John P. Gandolfo
Name: John P. Gandolfo
Title: Chief Financial Officer

ROS Acquisition Offshore LP, as a Lender and as the Administrative Agent
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By: W. Carter Neild
Name: W. Carter Neild
Title: Member

ORBIMED ROYALTY OPPORTUNITIES II, LP, as a Lender
By OrbiMed ROF II LLC,
its General Partner
By OrbiMed Advisors LLC,
its Managing Member

By: W. Carter Neild
Name: W. Carter Neild
Title: Member

Signature Page to Fourth Amendment to A&R Credit Agreement